SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the
Securities Exchange Act of 1934

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WESTERN ASSET/CLAYMORE INFLATION-LINKED

OPPORTUNITIES & INCOME FUND

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WESTERN ASSET/CLAYMORE INFLATION-LINKED

OPPORTUNITIES & INCOME FUND

(NYSE—WIW)

385 East Colorado Boulevard

Pasadena, California 91101

April 6, 2018

Dear Shareholder:

We are writing to inform you that the Fund’s Board of Trustees has approved changes to the Fund’s management arrangements to reduce shareholder expenses and to enhance efficiencies for the Fund. As a result of these changes, certain of which are subject to shareholder approval as described in the accompanying proxy statement, aggregate annual advisory, administration and servicing fee rates for the Fund are expected to decrease by an amount equal to approximately 0.24% of total Fund assets, including assets attributable to leverage, on an annual basis.

Under the proposed arrangement, Western Asset and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) will replace Security Investors, LLC (“Security Investors”) and assume its responsibilities with respect to the Fund. Western Asset will provide investment advisory services directly to the Fund at an annual rate of 0.35% of total Fund assets, including assets attributable to leverage, rather than as sub-adviser to Security Investors, and LMPFA will assume Security Investors’ servicing responsibilities for a total annual rate of 0.05% of total Fund assets, including assets attributable to leverage, including the services LMPFA already provides to the Fund. Western Asset’s portfolio management team for the Fund, and the Fund’s investment strategies, will not change as a result of these changes. The proposed new arrangements are scheduled to be effective on or about April 27, 2018 on an interim basis pending shareholder approval.

In connection with the changes described above, shareholders of the Fund are being asked to approve an advisory agreement between the Fund and Western Asset and sub-advisory agreements between Western Asset and its foreign affiliates with respect to the Fund as described in the accompanying proxy statement. Shareholders are also being asked to re-elect a trustee whose term will expire at the Fund’s annual meeting of shareholders (the “Annual Meeting”).

The enclosed Notice of Annual Meeting to Shareholders and Proxy Statement set forth information relating to the proposals to be addressed at the Annual Meeting. The Board of Trustees of the Fund believes that the proposals are important and recommends that you read the enclosed materials carefully. AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF THE FUND HAS UNANIMOUSLY APPROVED EACH PROPOSAL AND RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

Your vote is important. I encourage all shareholders to participate in the governance of the Fund. Please take a moment now to vote—either by completing and returning the enclosed proxy card(s) in the enclosed postage-paid return envelope, by telephone or through the Internet.

The Fund has retained Broadridge Financial Solutions, Inc., a professional proxy solicitation firm, on behalf of the Fund, to assist in the solicitation of proxies. As the meeting date approaches, if you do NOT vote, you may receive a phone call from them asking you to vote. If you have any questions concerning the proxy, please feel free to contact our proxy information line at (855) 723-7819.

Respectfully,

Jane Trust, President

WESTERN ASSET/CLAYMORE INFLATION-LINKED

OPPORTUNITIES & INCOME FUND

(NYSE—WIW)

385 East Colorado Boulevard

Pasadena, California 91101

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 30, 2018

To the Shareholders of

WESTERN ASSET/CLAYMORE INFLATION-LINKED

OPPORTUNITIES & INCOME FUND

The Annual Meeting of Shareholders of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Fund”) will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Wednesday, May 30, 2018 at 10:00 a.m., Eastern time, for the following purposes:

(1)	Electing one Class II Trustee, to hold office for the term indicated;

(2)	To approve the following new investment advisory agreements with respect to the Fund:

a.	a new investment advisory agreement between the Fund and Western Asset Management Company (“Western Asset”);

b.	a new sub-advisory agreement between Western Asset and Western Asset Management Company Limited with respect to the Fund;

c.	a new sub-advisory agreement between Western Asset and Western Asset Management Company Ltd with respect to the Fund;

d.	a new sub-advisory agreement between Western Asset and Western Asset Management Company Pte. Ltd. with respect to the Fund; and

(3)	Transacting such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE PROPOSALS LISTED ABOVE.

The Board of Trustees has fixed the close of business on March 27, 2018 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

By Order of the Board of Trustees

Robert I. Frenkel, Secretary

Pasadena, California

April 6, 2018

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF YOU ARE VOTING BY MAIL PLEASE DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU WISH TO ATTEND THE MEETING AND VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.

2

WESTERN ASSET/CLAYMORE INFLATION-LINKED

OPPORTUNITIES & INCOME FUND

385 East Colorado Boulevard

Pasadena, California 91101

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Trustees of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Fund”) for use at the annual meeting of shareholders of the Fund, to be held on May 30, 2018 at 10:00 a.m., Eastern time (the “Annual Meeting”), and at any adjournment(s) or postponement(s) thereof. At the Annual Meeting, shareholders will be asked to (1) consider the re-election of Ronald A. Nyberg to the Board of Trustees of the Fund and (2) approve (a) a new investment advisory agreement between the Fund and Western Asset Management Company (“Western Asset”), (b) a new sub-advisory agreement between Western Asset and Western Asset Management Company Limited (“Western Asset London”) with respect to the Fund, (c) a new sub-advisory agreement between Western Asset and Western Asset Management Company Ltd (“Western Asset Japan”) with respect to the Fund, and (d) a new sub-advisory agreement between Western Asset and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, together with each of Western Asset London and Western Asset Japan, the “Western Asset Affiliates”) with respect to the Fund. This Proxy Statement and the accompanying form of proxy were first mailed to shareholders on or about April 6, 2018.

The Board of Trustees has fixed the close of business on March 27, 2018 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. As of the close of business on that date, the Fund had issued and outstanding 61,184,134 common shares of beneficial interest, no par value (the “Shares”). The Shares constitute the only outstanding voting securities of the Fund entitled to be voted at the Annual Meeting.

Shareholders of the Fund as of the close of business on March 27, 2018 will be entitled to one vote for each Share held, and a fractional vote with respect to fractional Shares, with no cumulative voting rights in the election of the Class II Trustee. Thirty percent (30%) of the total Shares of the Fund entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum for Proposal 1 and fifty percent (50%) of the total Shares of the Fund entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum for each of Proposals 2(a)-(d). Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy, including a proxy given by telephone or via the Internet, may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date (including a proxy given by telephone or via the Internet) or by voting in person at the Annual Meeting. Any shareholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

The solicitation of proxies for the Annual Meeting will be made primarily by mail. If necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers of the Fund (or their designees), who will not receive compensation from the Fund for such services. In addition, you may receive a telephone call from our proxy solicitor, Broadridge Financial Solutions, Inc., which has been retained to assist shareholders in the voting process. For aiding in the solicitation of proxies from financial intermediaries and other shareholders, the distribution of proxy materials and providing voting and tabulation services, the Fund will pay Broadridge Financial Solutions, Inc. a fee that is not expected to exceed $90,000. However, the exact cost will depend on the amount and types of services rendered. The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of the Shares. All expenses incurred in connection with the solicitation of proxies by the Board of Trustees, including the services of Broadridge Financial Solutions, Inc., will be borne by the Fund.

Abstentions and “broker non-votes” (i.e., proxies signed and returned by brokers with respect to Shares held by brokers or nominees as to which one or more votes is not indicated because (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether Proposal 1 has been approved and will have the same effect as a vote against each of Proposals 2(a)-(d).

Robert I. Frenkel, George P. Hoyt, Michael Kocur and Barbara Allen, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Trustees to serve in such capacity. Mr. Frenkel is an officer of the Fund and Messrs. Hoyt and Kocur and Ms. Allen are employees of Legg Mason & Co., LLC, an affiliate of Western Asset. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the proposals listed in this Proxy Statement. Other proxies returned, including those that are unexecuted or are determined to be improperly completed, will not be voted and may be returned to the sender. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Trustees is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion. Except when a different vote is required by any provision of law or the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) or Bylaws, a plurality of the quorum of Shares necessary for the transaction of business at the Annual Meeting will decide any questions and a plurality of Shares voted shall elect a Trustee. Under the Investment Company Act of 1940, as amended (the “1940 Act”), approval of the new advisory agreement and sub-advisory agreements will require the “vote of a majority of the outstanding voting securities of the Fund.” The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present in person or by proxy at the Annual Meeting if holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. This proxy statement refers to the “vote of a majority of the outstanding voting securities” as defined in the 1940 Act as a “1940 Act Majority.”

HOW TO SUBMIT A PROXY

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on May 30, 2018

The proxy statement and related materials are available at http://www.proxyvote.com

Shareholders of record may submit a proxy in respect of their Shares by using any of the following methods:

By Telephone. Submit a proxy by calling the toll-free telephone number printed on the proxy card. The proxy card should be in hand when making the call. Easy-to-follow voice prompts allow the shareholder of record to authenticate his or her identity by entering the validation numbers printed on the enclosed proxy card, provide voting instructions for the Shares, and confirm that the instructions have been properly recorded.

Please see the instructions on the enclosed card for telephone touch-tone proxy submission. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call.

By Internet. Submit a proxy via the Internet by accessing the web address printed on the proxy card. The proxy card should be in hand when accessing the web page. Easy-to-follow on screen instructions allow the shareholder of record to authenticate his or her identity by entering validation numbers printed on the enclosed proxy card, provide voting instructions for the Shares, and confirm that the instructions have been properly recorded.

Please see the instructions on the enclosed proxy card for Internet proxy submission. Shareholders will have the opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions.

By Mail. Shareholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.

PROPOSAL 1

ELECTION OF ONE CLASS II TRUSTEE

In accordance with the Declaration of Trust, the Trustees were divided into the following three classes (each a “Class”) prior to the initial public offering of the Shares: Class I, whose term will expire at the Fund’s 2020 annual meeting of shareholders; Class II, whose term will expire at the Annual Meeting; and Class III, whose term will expire at the Fund’s 2019 annual meeting of shareholders. At each annual meeting, successors to the Class of Trustees whose term expires at that annual meeting will be elected for a three-year term.

The following table sets forth the nominee who will stand for re-election at the Annual Meeting, the Class of Trustees to which he has been designated and the expiration of his term if elected:

NOMINEE	CLASS	EXPIRATION OF TERM IF ELECTED*
Ronald A. Nyberg	Class II	2021 Annual Meeting

*	Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Under the Fund’s classified Board structure, ordinarily only the Trustee(s) in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board of the Fund under normal circumstances. This structure, which may be regarded as an “anti-takeover” measure, may make it more difficult for the Fund’s shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

It is the intention of the persons designated as proxies in the proxy card to vote as directed; unless otherwise directed in a proxy, the persons designated as proxies intend to vote at the Annual Meeting for the re-election of Mr. Nyberg. The nominee has agreed to continue to serve if elected at the Annual Meeting. If the nominee is unable or for good cause will not serve, the persons named in the proxies will vote the proxies for such other person as the Board of Trustees may recommend.

Information Regarding the Trustees. Information about the Trustees, including their ages as of March 1, 2018, is set forth below. The address of each Trustee is c/o the Fund at its principal business address (385 East Colorado Boulevard, Pasadena, California 91101). Of the individuals listed below, only Mr. Nyberg is a nominee for election at the Annual Meeting.

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios In Fund Complex* Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee*	Shares of the Fund Beneficially Owned on March 1, 2018
Independent Trustees
Michael Larson 58	Trustee and Chairperson of the Board of Trustees(1)(2)	Term expires in 2020; served since September 2004	Chief Investment Officer for William H. Gates III (1994-present)(3).	2	Republic Services, Inc. (2009-present); Autonation, Inc. (2010-present); Fomento Economico Mexicano, SAB (2011-present); EcoLab, Inc. (2012-present); Grupo Televisa, S.A.B. (2009-2014).	4,547**

Ronald A. Nyberg 64	Nominee and Trustee(1)(2)	Term expires at Annual Meeting; served since January 2004	Partner, Momkus McCluskey, LLC (2016-present). Formerly, Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	97	PPM Funds (February 2018-present); Edward-Elmhurst Healthcare System (2012-present).	818

Ronald E. Toupin, Jr. 59	Trustee(1)(2)	Term expires in 2019; served since January 2004	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999); Vice President of Nuveen Investment Advisory Corporation (1992-1999); Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999); Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).	94	Bennett Group of Funds (2011-2013).	1,775

(1)	Member of the Audit Committee of the Board of Trustees.

(2)	Member of the Governance and Nominating Committee of the Board of Trustees.

(3)	Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees all of the non-Microsoft investments of Mr. Gates and all of the investments of the Bill and Melinda Gates Foundation Trust. Since 1997, Western Asset has provided discretionary investment advice with respect to one or more separate investment portfolios for Mr. Gates and the Bill and Melinda Gates Foundation Trust. Since the beginning of the last two completed fiscal years/periods of the Fund, at no time did the value of those investment portfolios exceed 0.5% of Western Asset’s total assets under management. No changes to these arrangements are currently contemplated.

*	Each Trustee also serves as a Trustee of Western Asset/Claymore Inflation-Linked Securities & Income Fund, a closed-end investment company. Western Asset serves as adviser to Western Asset/Claymore Inflation-Linked Securities & Income Fund and Legg Mason Partners Fund Advisor, LLC serves as administrator to Western Asset/Claymore Inflation-Linked Securities & Income Fund. Messrs. Nyberg and Toupin also serve as Trustees of Fiduciary/Claymore MLP Opportunity Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Credit Allocation Fund, and Guggenheim Energy & Income Fund, each of which is a closed-end management investment company managed by Guggenheim Funds Investment Advisors, LLC (“Guggenheim Advisors”) or serviced by Guggenheim Funds Distributors, LLC (“Guggenheim Distributors”), Claymore Exchange-Traded Fund Trust (consisting of 31 separate portfolios), Claymore Exchange-Traded Fund Trust 2 (consisting of 14 separate portfolios), Guggenheim Funds Trust (consisting of 19 separate portfolios), Guggenheim Strategy Funds Trust (consisting of 4 separate portfolios), Guggenheim Variable Funds Trust (consisting of 14 separate portfolios), and Transparent Value Trust (consisting of 5 separate portfolios), each of which is an open-end management investment company managed by Guggenheim Advisors, Security Investors, LLC or Guggenheim Partners Investment Management, LLC, an affiliate of Security Investors LLC. Additionally, Mr. Nyberg serves as Trustee for Advent Claymore Convertible Securities and Income Fund, Advent/Claymore Enhanced Growth & Income Fund and Advent Claymore Convertible Securities and Income Fund II, each of which is a closed-end investment company managed or serviced by Guggenheim Advisors or its affiliates. Each of these funds is considered part of the same Fund Complex as the Fund. Upon the termination of the current investment advisory agreement and investment management agreements on or about April 27, 2018, the Fund Complex will not include funds managed or distributed by Guggenheim Advisors, Security Investors, LLC or their affiliates.

**	As discussed below under “Share Ownership Information”, Mr. Larson disclaims beneficial ownership of the Shares beneficially owned by Cascade Investment, L.L.C. and William H. Gates III.

Additional Information Concerning the Board of Trustees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review critically evaluate, question and discuss information provided to them, to interact effectively with the Fund’s investment adviser, investment managers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s length of service as a Board member of the Fund; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee his status as not being an “interested person” (as defined in the 1940 Act) of the Fund (an “Independent Trustee”). In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee or Nominee:

Mr. Larson: Portfolio management expertise and experience, including his current position as Chief Investment Officer for William H. Gates III, with responsibility for all of Mr. Gates’s non-Microsoft investments and all of the investments of the Bill & Melinda Gates Foundation Trust; prior significant experience overseeing fixed income investment strategies and making fixed income investment decisions at various investment management companies, including Harris Investment Management, Putnam Management Company and ARCO Investment Management Company; and experience as a board member of various businesses and other organizations.

Mr. Nyberg: Business and legal expertise and experience, including significant experience with the regulatory requirements and other legal matters applicable to the investment management industry and closed-end funds such as the Fund as General Counsel for Van Kampen Investments; experience as a senior partner of a law firm; and experience serving on the boards of investment companies, including within the Guggenheim Advisors fund complex.

Mr. Toupin: Portfolio management expertise and experience, including significant experience overseeing fixed income investment strategies and making fixed income investment decisions for investment companies within the Nuveen Investments fund complex, and experience serving on the boards of investment companies within the Guggenheim Advisors fund complex.

References to the qualifications, attributes and skills of Trustees above are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. In connection with its determination, the Board considered that the Chairperson of the Board is an Independent Trustee. The Chairperson of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairperson’s independence facilitates meaningful dialogue between Fund management and the Independent Trustees. The Board also considered that the chairperson of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees (e.g., each committee’s Chairperson works with the investment adviser, the investment managers and other service providers to set agendas for the meetings of the applicable Board committees). Through the committees, the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the investment adviser and the investment managers. The Board also noted that 100% of its members are Independent Trustees. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Fund. The Board has emphasized to the investment adviser and the investment managers the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Audit Committee and through oversight by the Board itself.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board or the applicable Committee, the Fund, the investment adviser, the investment managers, the affiliates of the investment adviser and investment managers, and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and Western Asset’s chief compliance officer (“CCO”) and Western Asset’s chief risk officer, as well as various personnel of the investment adviser and the other investment managers and other service providers such as the Fund’s independent accountants, report to the Audit Committee and/or to the Board from time to time with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. These reports and other similar reports received by the Trustees as to risk management matters are typically summaries of the relevant information. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Audit Committee. The Board of Trustees has established an Audit Committee composed solely of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, the investment adviser or the investment managers, consisting of Messrs. Larson, Nyberg and Toupin (Chairperson). Each member of the Audit Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Shares of the Fund are listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Fund and the scope of the audit and approves services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the investment adviser, the investment managers and certain of their affiliates. The Trustees have adopted a written charter for the Audit Committee, a copy of which was attached as Appendix A to the Fund’s Proxy Statement dated April 12, 2016. The charter is not currently made available on the Fund’s website.

The Audit Committee of the Fund has submitted the following report:

The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the Fund’s last fiscal year. The Audit Committee has discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114 (“SAS No. 114,” which supersedes SAS No. 61). SAS No. 114 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526 (requiring the independent registered public accounting firm to make written disclosures to and discuss with the Audit Committee various matters relating to the independent registered public accounting firm’s independence), and has discussed with such independent registered public accounting firm the independence of such independent registered public accounting firm. Based on the foregoing review and discussions, the Audit Committee recommended to the Trustees the inclusion of the Fund’s audited financial statements for the last fiscal year in the Fund’s annual report to shareholders.

Governance and Nominating Committee. The Board of Trustees has established a Governance and Nominating Committee composed solely of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, the investment adviser or the investment managers, consisting of Messrs. Larson, Nyberg (Chairperson) and Toupin. The Governance and Nominating Committee meets to select nominees for election as Trustees of the Fund and consider other matters of Board policy. The Trustees have adopted a written charter for the Governance and Nominating Committee, a copy of which was attached as Appendix A to the Fund’s Proxy Statement dated April 5, 2017. The charter is not currently made available on the Fund’s website.

The Governance and Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Governance and Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall diversity of the Board’s composition.

Although the Governance and Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying Trustee nominees, as a matter of practice the Committee typically considers the overall diversity of the Board’s composition when identifying nominees. Specifically, the Governance and Nominating Committee considers the diversity of skill sets desired among the Board members in light of the Fund’s characteristics and circumstances and how those skill sets might complement each other. The Governance and Nominating Committee also takes into account the personal background of current and prospective Board members in considering the composition of the Board. In addition, as part of its annual self-evaluation, the Trustees have an opportunity to consider the diversity of the Board, both in terms of skill sets and personal background, and any observations made by the Board during the self-evaluation inform the Governance and Nominating Committee in its decision making process.

The Governance and Nominating Committee may consider candidates for Trustee recommended by the Fund’s current Trustees, officers, investment adviser, investment managers, shareholders or any other source deemed to be appropriate by the Governance and Nominating Committee. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

The policy of the Governance and Nominating Committee is to consider nominees recommended by shareholders to serve as Trustee, provided that any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such shareholder recommendation contains the information about such nominee required by the Fund’s procedures for shareholders to submit nominee candidates, which are a part of the Governance and Nominating Committee’s Charter. The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by the Governance and Nominating Committee will be nominated for election to the Fund’s Board of Trustees.

Meetings. During the fiscal year ended November 30, 2017, the Board of Trustees held four meetings, the Audit Committee held four meetings and the Governance and Nominating Committee held three meetings. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board of Trustees and the Committees of the Board of Trustees on which he or she served. Each Trustee attended the Fund’s annual shareholder meeting in May 2017.

Shareholder Communications. The Board of Trustees provides a process for shareholders to send communications to the Board of Trustees. Shareholders may mail written communications to the attention of the Board of Trustees, care of the Fund’s Secretary, at the Fund’s administrator, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), 100 First Stamford Place, Stamford, Connecticut 06902. The written communication must include the shareholder’s name, be signed by the shareholder, refer to the Fund, and include the class and number of shares held by the shareholder as of a recent date. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

Trustee Holdings. The following table states the dollar range of equity securities beneficially owned as of December 31, 2017, by each Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Trustee or nominee in the same “family of investment companies.”

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies(1)
Independent Trustees
Michael Larson	$50,001-$100,000	Over $	100,000
Ronald A. Nyberg	$1-$10,000	Over $	100,000
Ronald E. Toupin, Jr.	$10,001-$50,000	Over $	100,000

(1)	The Family of Investment Companies includes funds managed or distributed by Guggenheim Advisors, Security Investors, LLC, or their affiliates. Following the termination of the current investment advisory agreement and investment management agreements on or about April 27, 2018, the Family of Investment Companies will not include funds managed or distributed by Guggenheim Advisors, Security Investors, LLC, or their affiliates. The Trustees’ holdings would therefore be different if the current investment advisory agreement and investment management agreements had terminated prior to December 31, 2017.

Trustee Compensation. Trustees of the Fund who are not Independent Trustees receive no salary or fees from the Fund. Each Independent Trustee of the Fund receives a fee of $35,000 annually for serving as a Trustee of the Fund. The Chairperson of the Board of Trustees receives an additional $10,000 per year for serving in that capacity. The Audit Committee Chairperson and the Governance and Nominating Committee Chairperson each receive an additional $6,000 annually for serving in their respective capacities. A different compensation structure was in place prior to January 1, 2018.

For the fiscal year ended November 30, 2017, the Trustees received the compensation set forth in the following table for serving as Trustees of the Fund and as Trustees of the other funds in the same “Fund Complex.”

Name of Trustee or Nominee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and its Fund Complex Paid to Trustees(1)
Independent Trustees
Michael Larson	$40,000	$0	$0	$40,000
Ronald A. Nyberg	$38,000	$0	$0	$434,500
Ronald E. Toupin, Jr.	$38,000	$0	$0	$402,000

(1)	Represents aggregate compensation paid to each Trustee during the fiscal year ended November 30, 2017 for serving as Trustees to the Fund and other funds in the Fund Complex. Messrs. Larson, Nyberg and Toupin each serve as Trustees to 2, 97, and 94 funds in the Fund Complex, respectively. The Fund Complex includes funds managed or distributed by Guggenheim Advisors, Security Investors, LLC, or their affiliates. Following the termination of the current investment advisory agreement and investment management agreements effective April 27, 2018, the Fund Complex will not include funds managed or distributed by Guggenheim Advisors, Security Investors, LLC or their affiliates. The amount shown under “Total Compensation from the Fund and its Fund Complex Paid to Trustees” would therefore be different if the current investment advisory agreement and investment management agreements had terminated prior to November 30, 2017.

During the fiscal year ended November 30, 2017, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the investment adviser, an investment manager or their respective affiliates.

Required Vote. A plurality of the Shares voted at the Annual Meeting with respect to a particular Class of Trustees is required to elect a Trustee nominee as a member of that Class of Trustees. Thus, with respect to Class II, the Trustee nominee who receives the greatest number of votes properly cast (even if such amount is less than fifty percent of the votes properly cast) will be elected as a Class II Trustee. The Trustees unanimously recommend that shareholders vote to elect Mr. Nyberg to the Board of Trustees as a Class II Trustee.

INFORMATION CONCERNING THE INVESTMENT ADVISER, THE SUB-ADVISERS AND THE FUND’S OFFICERS

The investment adviser, Security Investors, LLC (“Security Investors”), is an indirect subsidiary of Guggenheim Partners, LLC, a privately-held financial services company. The address of Guggenheim Partners, LLC and Security Investors is 227 West Monroe Street, Chicago, Illinois 60606. Western Asset is a sub-adviser of the Fund and a subsidiary of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing investment advisory services to individuals and institutions. The following three non-U.S. affiliates of Western Asset also serve as sub-advisers of the Fund: Western Asset Management Company Pte. Ltd. in Singapore, Reg. No. 200007692R, 1 George Street #23-01, Singapore 049145, Western Asset Management Company Limited in London, 10 Exchange Square, Primrose Street, London, England EC2A 2EC and Western Asset Management Company Ltd in Japan, 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. The address of Legg Mason, Inc. is 100 International Drive, Baltimore, Maryland 21202. Western Asset’s address is 385 East Colorado Boulevard, Pasadena, California 91101. An affiliate of the sub-advisers, LMPFA, 620 Eighth Avenue, New York, NY 10018, serves as the Fund’s administrator. LMPFA is also a subsidiary of Legg Mason, Inc.

Information regarding the executive officers of the Fund, including their ages as of March 1, 2018 and their ownership of Shares of the Fund is set forth below. Unless otherwise noted, the address of each officer is c/o the Fund at 620 Eighth Avenue, New York, NY 10018.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Shares of the Fund Beneficially Owned on December 31, 2017
Jane E. Trust 55	President	Served since April 2015	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016-present); Officer and/or Trustee/Director of 149 funds associated with LMPFA or its affiliates (2015-present); President and Chief Executive Officer of LMPFA (2015-present). Formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007-2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000-2007).	None

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Shares of the Fund Beneficially Owned on December 31, 2017
Richard F. Sennett 47 100 International Drive Baltimore, MD 21202	Principal Financial and Accounting Officer and Treasurer	Served since December 2011	Principal Financial and Accounting Officer (2011-present) and Treasurer (2013-present) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (2011-present). Formerly, Chief Accountant within the SEC’s Division of Investment Management (2007-2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002-2007).	None

Todd F. Kuehl 48 100 International Drive Baltimore, MD 21202	Chief Compliance Officer	Served since February 2007	Managing Director of Legg Mason & Co. (2011-present); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2006-present). Formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).	300

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Shares of the Fund Beneficially Owned on December 31, 2017
Robert I. Frenkel 63 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Secretary since February 2018 and Chief Legal Officer since September 2011	Vice President and Deputy General Counsel of Legg Mason, Inc. (2006-present); Managing Director and General Counsel of U.S. Mutual Funds for Legg Mason & Co. (2006-present) and Legg Mason & Co. predecessors (1994-2006); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2006-present) and Legg Mason & Co. predecessors (prior to 2006).	None

(1)	Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

OVERVIEW OF PROPOSAL 2

APPROVAL OF NEW ADVISORY AND SUB-ADVISORY AGREEMENTS

BACKGROUND

Currently, Security Investors serves as the investment adviser for the Fund pursuant to an Investment Advisory Agreement (the “Current Advisory Agreement”) and Western Asset and the Western Asset Affiliates each serves as sub-advisers for the Fund pursuant to separate investment management agreements (the “Current Sub-Advisory Agreements”). Under the Fund’s Current Advisory Agreement, the Fund pays Security Investors a fee computed at an annual rate of 0.60% of the Fund’s “Average Weekly Assets.”1 For serving as sub-adviser, Western Asset receives a fee from Security Investors and, if allocated a portion of the portfolio to manage, each Western Asset Affiliate receives a fee from Western Asset. Pursuant to a separate Administrative Services Agreement (the “Current Administrative Services Agreement”), LMPFA, an affiliate of Western Asset, provides certain administrative services to the Fund. For services rendered to the Fund under the Current Administrative Services Agreement, the Fund pays LMPFA a fee at an annual rate of 0.04% of the Fund’s Average Weekly Assets, subject to a minimum annual fee of $225,000.

At a special meeting of the Board of Trustees held on February 26, 2018, the Board of Trustees approved changes to the Fund’s management arrangements to reduce shareholder expenses and enhance efficiencies for the Fund. As a result of the changes approved by the Board of Trustees, aggregate annual advisory, administration and servicing fee rates for the Fund, subject to shareholder approval, are expected to decrease by an amount equal to approximately 0.24% of the Fund’s Average Weekly Assets.

Under the proposed arrangements, Western Asset and LMPFA would replace Security Investors and assume its responsibilities for the Fund pursuant to new agreements with the Fund. Subject to shareholder approval, Western Asset would provide investment advisory services directly to the Fund under a new Investment Advisory Agreement with the Fund (the “Proposed Advisory Agreement”), rather than as sub-adviser, for a contractual investment advisory fee computed at an annual rate of 0.35% of the Fund’s Average Weekly Assets. Also subject to shareholder approval, each of the Western Asset Affiliates would provide sub-advisory services to the Fund under new Investment Management Agreements with Western Asset (collectively, the “Proposed Sub-Advisory Agreements”). Further, pursuant to an Amended and Restated Administrative Services Agreement which has been approved by the Board of Trustees and is not subject to shareholder approval, LMPFA would assume certain servicing responsibilities that Security Investors currently provides under the Current Advisory Agreement. LMPFA would receive a total annual fee of 0.05% of the Fund’s Average Weekly Assets, for providing these additional services and the services it already provides to the Fund under the Current Administrative Services Agreement, and the minimum annual fee payable by the Fund to LMPFA would be eliminated. In summary, the Fund’s annual investment advisory fee rate would decrease under the proposal by 0.25% of the Fund’s Average Weekly Assets and LMPFA would provide additional services for a fee increase of 0.01% of the Fund’s Average Weekly Assets (annualized) for a net annual savings of 0.24% of the Fund’s Average Weekly Assets (annually).

To effect the changes described above, the Board of Trustees, at its February 26, 2018 meeting, approved the termination of the Current Advisory Agreement, which was permitted by its terms without the payment of any penalty

[1]	“Average Weekly Assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

upon 60 days written notice to Security Investors. Such written notice of termination was delivered to Security Investors on February 26, 2018, with an effective date of April 27, 2018. The termination of the Current Advisory Agreement will result in the automatic termination of the Current Sub-Advisory Agreements. Concurrent with such termination, and as permitted pursuant to Rule 15a-4 under the 1940 Act, the Board of Trustees (which is comprised solely of Independent Trustees) approved an interim investment advisory agreement between Western Asset and the Fund (the “Interim Advisory Agreement”) and an interim investment management agreement for the Fund with each of the Western Asset Affiliates (each an “Interim Sub-Advisory Agreement”). The Interim Advisory Agreement and each Interim Sub-Advisory Agreement is substantially identical to the comparable Proposed Advisory Agreement and Proposed Sub-Advisory Agreement described above and will become effective on or about April 27, 2018. The interim arrangements will provide the Fund with 150 days in which to obtain shareholder approval of new contracts with the new lower fee structure in place during the interim period. Pursuant to such agreements, Western Asset and the Western Asset Affiliates may continue to serve the Fund as investment adviser and investment sub-advisers, respectively, on an interim basis for up to 150 days following the effective date of the interim agreements, pending receipt of shareholder approval of the proposed agreements.

Therefore, in order for Western Asset to continue serving as the Fund’s investment adviser and each Western Asset Affiliate to continue serving as an investment sub-adviser for the Fund following the expiration of the 150 day interim period, shareholders are being asked to approve the following investment advisory agreement and sub-advisory agreements (collectively, the “Proposed Agreements”):

(a)	an Investment Advisory Agreement with Western Asset;

(b)	an Investment Management Agreement with Western Asset Japan;

(c)	an Investment Management Agreement with Western Asset London; and

(d)	an Investment Management Agreement with Western Asset Singapore.

Shareholders will vote on Proposals 2(a)-(d) separately. Implementation of Proposals 2(b)-(d) is contingent on shareholder approval and implementation of the Proposed Advisory Agreement with Western Asset. Implementation of Proposal 2(a) is not contingent on shareholder approval or implementation of an Investment Management Agreement with any of the Western Asset Affiliates.

Western Asset’s portfolio management team for the Fund, and the Fund’s investment strategies, will not change as a result of restructuring the management arrangements for the Fund, although effective on or about April 27, 2018 the Fund will be renamed Western Asset Inflation-Linked Opportunities & Income Fund.

WESTERN ASSET

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset Japan was founded in 1991 and has offices at 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. Western Asset London was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A 2EN. Western Asset Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145.

Western Asset employs a team approach to investment management that utilizes relevant staff in multiple offices around the world. Expertise from Western Asset investment professionals in those offices add local sector investment experience as well as the ability to trade in local markets. Although the investment professionals at Western Asset London, Western Asset Japan, and Western Asset Singapore are responsible for the management of the investments in their local sectors, Western Asset provides overall supervision of their activities for the fund to maintain a cohesive investment management approach.

Western Asset and the Western Asset Affiliates act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2017, the total assets under management of Western Asset and its supervised affiliates, including Western Asset London, Western Asset Japan and Western Asset Singapore, were approximately $436.8 billion.

Western Asset and the Western Asset Affiliates are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2017, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $767.2 billion.

LMPFA

LMPFA has offices at 620 Eighth Avenue, New York, New York 10018. Under the proposed arrangements, LMPFA would assume shareholder and market intermediary servicing and product oversight duties. LMPFA employs a team of closed-end fund specialists and, as of December 31, 2017, provided shareholder servicing functions for 140 investment companies with combined assets under management of $162 billion and 25 closed-end investment companies with combined assets under management of $12.2 billion.

Proposal 2(a)—Investment Advisory Agreement with Western Asset

Shareholders are being asked to approve the Proposed Advisory Agreement between the Fund and Western Asset. Under Section 15(a) of the 1940 Act, the Proposed Advisory Agreement requires the approval of (i) the Board of Trustees, including a majority of the Independent Trustees, none of whom are parties to the Proposed Advisory Agreement, and (ii) a 1940 Act Majority of shareholders of the Fund. In the event that the shareholders of the Fund do not approve the Proposed Advisory Agreement, Western Asset may continue to act as the investment adviser for the Fund pursuant to the Interim Advisory Agreement until September 24, 2018. In such event, the Board of Trustees will determine a course of action believed by the Board of Trustees to be in the best interests of the Fund and its shareholders, which may include the further solicitation of shareholder approval or implementation of other interim investment advisory arrangements for the Fund.

Based upon the considerations described below under “Board Considerations,” the Board of Trustees, including the Independent Trustees, approved the Interim and Proposed Advisory Agreements on February 26, 2018.

Description of the Current Advisory Agreement

Security Investors currently serves as the investment adviser for the Fund. The form of Current Advisory Agreement was last approved by shareholders of the Fund on January 12, 2010, when it was submitted to shareholders for approval in connection with a change of control of the Fund’s former investment adviser which resulted in an “assignment,” as defined in the 1940 Act, of the advisory agreement that was in place before the Current Advisory Agreement.2

[2]	The Fund’s former investment adviser subsequently transferred its duties and responsibilities under its investment advisory agreement with the Fund to Security Investors in reliance on an opinion of counsel that such transfer did not constitute an “assignment” under the 1940 Act.

The Board of Trustees approved the most-recent renewal of the Current Advisory Agreement, dated May 3, 2016, at a meeting held on November 13, 2017. The Current Advisory Agreement provides for an annual advisory fee to Security Investors of 0.60%, paid monthly, calculated as a percentage of the Fund’s Average Weekly Assets.

The Current Advisory Agreement provides that Security Investors will furnish the Fund with a continuous investment program consistent with the Fund’s investment objectives, policies and restrictions and will provide certain shareholder servicing functions. The Agreement provides that Security Investors may delegate its duties to one or more investment advisers. The Agreement provides that Security Investors will not be liable to the Fund or any shareholder of the Fund for any act or omission in connection with rendering services under the Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations.

Comparison of the Current and Proposed Advisory Agreements

The Proposed Advisory Agreement is substantially similar to the Current Advisory Agreement, except that the Fund will pay a lower investment advisory fee rate under the Proposed Advisory Agreement and Western Asset will not provide shareholder servicing functions under the Proposed Advisory Agreement (LMPFA would provide corresponding services to the Fund as the Fund’s administrator under the new structure). Any material differences between the Proposed Advisory Agreement and the Current Advisory Agreement are described below. The form of the Proposed Advisory Agreement is attached in Appendix A hereto and the description of the Proposed Advisory Agreement is qualified in its entirety by reference to Appendix A hereto. The following is intended to be an overview and is not intended to be a comprehensive description of all of the Proposed Advisory Agreement’s terms.

Duties and Obligations. Under the Proposed Advisory Agreement, Western Asset will provide the Fund with a continuous investment program consistent with the Fund’s objectives, policies and restrictions. In the selection of brokers and the placing of orders for the purchase and sale of investments for the Fund, Western Asset will seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described in the agreement. While, under the Current Advisory Agreement, Security Investors performs certain shareholder servicing functions, Western Asset will not perform such services under the Proposed Advisory Agreement and those services will instead be provided by LMPFA, the Fund’s administrator. Under the Proposed Advisory Agreement, Western Asset may delegate any or all of its duties to one or more investment advisers. Western Asset will provide the Board of Trustees and officers of the Fund with statistical information and reports reasonably requested by them and reasonably available to Western Asset, and Western Asset will oversee the maintenance of certain of the books and records of the Fund. Western Asset’s duties and obligations under the Proposed Advisory Agreement will be substantially similar to its current duties and obligations under its Current Sub-Advisory Agreement, except that under the Proposed Advisory Agreement Western Asset will have the additional obligation of providing the Fund with a continuous investment program with respect to all of its assets and providing advice and recommendations with respect to other aspects of the business and affairs of the Fund rather than acting as a sub-adviser for the Fund subject to oversight by a primary investment adviser.

Compensation. The Current Advisory Agreement provides that the Fund will pay to Security Investors a fee at an annual rate of 0.60% of the Fund’s Average Weekly Assets. Under the Proposed Advisory Agreement, the Fund would pay Western Asset a fee at an annual rate of 0.35% of the Fund’s Average Weekly Assets for services provided pursuant to the Proposed Advisory Agreement. The frequency of payment and the definition of Average Weekly Assets (i.e., the asset base on which the fee is payable) used in the Current and Proposed Advisory Agreements are identical—it means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). The following tables show the fees and expenses of the Fund as a percentage of Fund average net assets. This is different from Average Weekly Assets because average net assets does not include Fund assets attributable to leverage. The tables show the fees and expenses of the Fund paid under the current arrangement for the fiscal year ended November 30, 2017 (as a percentage of average net assets of the Fund for that year), and the pro forma fees and expenses the Fund would have paid if the changes described in this proposal had been implemented at the beginning of that fiscal year (also as a percentage of average net assets of the Fund). The 0.34% difference between the current figures and pro forma figures shown below is greater than the 0.24% differential in contractual fee rates that would result from the implementation of Proposal 2 because the figures below are calculated based on average net assets of the Fund (which excludes Fund assets attributable to leverage), while the Fund’s contractual fee rates are calculated based on Average Weekly Assets (which includes Fund assets attributable to leverage).

	Current	Pro Forma
Annual Expenses (as a percentage of net assets attributable to the Shares)
Management Fees	0.84%	0.49%
Interest Payments on Borrowed Funds	0.43%	0.43%
Other Expenses	0.16%	0.18%

Total Annual Expenses	1.44%	1.10%

EXAMPLE: The first set of Examples illustrates the actual expenses of investing in the Fund under the current arrangement. The second set of Examples illustrates the pro forma expenses of investing in the Funds, assuming approval of this proposal. The Examples below assume that the shareholder invests $10,000 in the Fund for the time periods indicated and then redeems all of the shares at the end of those periods. The Example also assumes that a shareholder’s investment has a 5% return each year and that the Fund’s operating expense levels remain the same as set forth in the corresponding expense table above. Although a shareholder’s actual costs may be higher or lower, based on these assumptions the shareholder’s costs would be:

Expense Example	1 Year		3 Years		5 Years		10 Years
	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma
	$146	$113	$454	$352	$784	$609	$1,718	$1,346

The following table shows the investment advisory fees paid by the Fund to Security Investors during the Fund’s last fiscal year ended November 30, 2017, the amount Security Investors paid to Western Asset for that fiscal year, the pro forma amount that would have been payable by the Fund to Western Asset if the Proposed Advisory Agreement had been in place during that year, and the difference between actual amounts paid and pro forma amounts in percentage terms. Overall, if the Proposed Investment Advisory Agreement and Proposed Sub-Advisory Agreements had been in place during the Fund’s last fiscal year, the Fund’s expenses for investment advisory fees would have been 42% lower.

	Actual	Pro Forma	(Decrease)/Increase
Investment Advisory Fees Paid by the Fund	$6,489,372 payable to Security Investors	$3,785,467 payable to Western Asset	(42%)
Investment Advisory Fees Paid to Western Asset	$2,920,217 paid by Security Investors	$3,785,467	30%

During the Fund’s last fiscal year, Western Asset did not pay any investment advisory fees to any of the Western Asset Affiliates.

Other Terms. The Proposed Advisory Agreement provides that Western Asset, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the agreement, shall not be subject to any liability to the Fund or any of its shareholders for any act or omission in connection with rendering services under the agreement. The Proposed Advisory Agreement provides that it shall become effective upon execution and will remain effective until terminated as follows: (i) the agreement is terminated automatically in the event of its assignment by Western Asset, (ii) the agreement is terminated by either the Fund or Western Asset upon 60 days’ written notice, or (iii) if the Trustees or the Fund’s shareholders do not approve annually the continuance of the agreement, then the agreement will terminate automatically on the second anniversary of its execution or upon the expiration of one year from the effective date of the last such continuance, whichever is later. The limitation of liability and termination provisions of the Proposed Advisory Agreement do not materially differ from those of the Current Advisory Agreement.

Proposal 2(b), 2(c) and 2(d)—Sub-Advisory Agreements

Shareholders are being asked to approve the Proposed Sub-Advisory Agreements between Western Asset and each of the Western Asset Affiliates, to become effective upon implementation of the Proposed Advisory Agreement. Under Section 15(a) of the 1940 Act, the Proposed Sub-Advisory Agreements require the approval of (i) the Board of Trustees, including a majority of the Independent Trustees, none of whom are a party to any of the Proposed Sub-Advisory Agreements, and (ii) a 1940 Act Majority of shareholders of the Fund. In the event that the shareholders of the Fund do not approve the Proposed Sub-Advisory Agreements, each of the Western Asset Affiliates may continue to act as a sub-adviser for the Fund pursuant to the Interim Sub-Advisory Agreements until September 24, 2018. In such event, the Board of Trustees will determine a course of action believed by the Board of Trustees to be in the best interests of the Fund and its shareholders, for example this may involve the further solicitation of shareholder approval or other investment advisory arrangements for the Fund.

Based upon the considerations described below under “Board Considerations,” the Board of Trustees, including the Independent Trustees, approved the Proposed Sub-Advisory Agreements on February 26, 2018.

Description of the Current Sub-Advisory Agreements

Each of the Western Asset Affiliates currently serves as a sub-adviser for the Fund.3 The forms of Current Sub-Advisory Agreements were last approved by shareholders of the Fund on January 12, 2010, when they were submitted to shareholders for approval in connection with a change of control of the Fund’s former investment adviser which resulted in an “assignment,” as defined in the 1940 Act, of the advisory agreement that was in place before the Current Advisory Agreement and the termination of the sub-advisory agreements that were in place with the Western

[3]	Western Asset also currently serves as a sub-adviser for the Fund, but would serve as the Fund’s investment adviser under the Proposed Advisory Agreement as discussed in Proposal 2(a) above. Because Western Asset’s sub-advisory relationship is being eliminated, this discussion of the Current Sub-Advisory Agreements pertains only to the current and proposed sub-advisory agreements with the Western Asset Affiliates.

Asset Affiliates before the Current Sub-Advisory Agreements.4 The Board of Trustees approved the most-recent renewal of the Current Sub-Advisory Agreements, dated May 25, 2016, at a meeting held on November 13, 2017. The Current Sub-Advisory Agreements provide for a sub-advisory fee payable by Western Asset, not the Fund, to each Western Asset Affiliate at an annual rate of 0.27%, paid monthly, calculated as a percentage of the Fund’s Average Weekly Assets managed by the Western Asset Affiliate.

The Current Sub-Advisory Agreements provide that the Western Asset Affiliates will furnish the Fund with a continuous investment program with respect to those assets of the Fund that are designated by Western Asset consistent with the Fund’s investment objectives, policies and restrictions. The Agreements provide that the Western Asset Affiliates will not be liable to Security Investors, the Fund or any shareholder of the Fund for any act or omission in connection with rendering services under the Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations.

Comparison of the Current and Proposed Sub-Advisory Agreements

The Proposed Sub-Advisory Agreements are substantially similar to the Current Sub-Advisory Agreements except for the compensation to be paid to the Western Asset Affiliates and certain non-material differences. The form of the Proposed Sub-Advisory Agreements are attached in Appendix B hereto and the description of the Proposed Sub-Advisory Agreements is qualified in its entirety by reference to Appendix B hereto. The following is intended to be an overview and is not intended to be a comprehensive description of all of the Proposed Sub-Advisory Agreements’ terms.

Duties and Obligations. Pursuant to the Proposed Sub-Advisory Agreements, from time to time Western Asset may allocate to one or more of the Western Asset Affiliates assets of the Fund over which the Western Asset Affiliate will exercise investment discretion. In the selection of brokers and the placing of orders for the purchase and sale of investments for the Fund, the Western Asset Affiliate will seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described in the agreement. Each Western Asset Affiliate will oversee the maintenance of all books and records with respect to the investment transactions that it implements, as requested by Western Asset, and will furnish the Trustees with such reports as the Trustees or Western Asset reasonably may request.

Compensation. The Current Sub-Advisory Agreements provide for Western Asset to pay each Western Asset Affiliate a fee at an annual rate of 0.27% of the Fund’s Average Weekly Assets that the Western Asset Affiliate manages. The Proposed Sub-Advisory Agreements provide for Western Asset to pay each Western Asset Affiliate a fee of 0.35% of the Fund’s Average Weekly Assets for the services provided pursuant to the Proposed Sub-Advisory Agreements. The frequency of payment and the definition of Average Weekly Assets (i.e., the asset base on which the fee is payable) are identical between the Current and Proposed Sub-Advisory Agreements and under both, the applicable fee is paid by the investment adviser to the Fund and not by the Fund. For the fiscal year ended November 30, 2017, the Western Asset Affiliates did not receive any fees from Western Asset.

[4]	The Fund’s former investment adviser subsequently transferred its duties and responsibilities under its investment advisory agreement with the Fund to Security Investors, and transferred the sub-advisory agreements in place with Western Asset Affiliates at that time to Security Investors as well, in reliance on an opinion of counsel that such transfers did not constitute an “assignment” under the 1940 Act.

Other Terms. The Proposed Sub-Advisory Agreements provide that the Western Asset Affiliates, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations and duties under the agreements, shall not be subject to any liability to Western Asset, the Fund or the Fund’s shareholders for any act or omission in connection with the Western Asset Affiliate’s rendering of services under the agreement. Each Proposed Sub-Advisory Agreement provides that it shall become effective upon execution and will remain effective until terminated as follows: (i) the agreement is terminated automatically in the event of its assignment or in the event that the Proposed Advisory Agreement is terminated, (ii) the agreement is terminated by either the Fund, Western Asset, or the applicable Western Asset Affiliate upon 60 days’ written notice, or (iii) if the Trustees or the Fund’s shareholders do not approve annually the continuance of the agreement, then the agreement will terminate automatically on the second anniversary of its execution or upon the expiration of one year from the effective date of the last such continuance, whichever is later.

Board Considerations—Proposals 2(a), 2(b), 2(c) and 2(d)

Provided below is an overview of the primary factors the Board of Trustees considered in connection with its review and approval of the Interim Advisory and Sub-Advisory Agreements (collectively, the “Interim Agreements”) and the Proposed Agreements. In determining whether to approve the Interim Agreements and the Proposed Agreements for the Fund, the Board of Trustees considered the best interests of the Fund and its shareholders.

In February 2018, Western Asset and LMPFA developed a proposal to reduce Fund fees and streamline the management and administration of the Fund. The Board met on February 16, 2018 to consider Western Asset’s and LMPFA’s proposal. The Governance & Nominating Committee held a meeting on February 25, 2018 to further discuss the proposal and materials prepared by Western Asset and LMPFA, including responses to requests for additional information, and materials prepared by counsel to the Independent Trustees, related to the proposal. The Board met in person on February 26, 2018 with representatives of Western Asset and LMPFA to discuss the proposal and to vote on the Interim Agreements and the Proposed Agreements. The Board of Trustees concluded that it was in the best interest of the Fund to approve the Interim Agreements and to approve the Proposed Agreements for a two-year term. In reaching the conclusion to approve the Interim Agreements and Proposed Agreements for the Fund, no single factor was determinative in the Board’s analysis, but rather each Trustee considered a variety of factors. Provided below is an overview of the primary factors the Board considered in connection with the review of the Interim Agreements and the Proposed Agreements.

In considering the Interim and Proposed Agreements, the Trustees noted that although Western Asset’s business is operated through separate legal entities, such as the Western Asset Affiliates, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Western Asset Affiliates. Therefore, in connection with their deliberations noted below, the Trustees primarily focused on the information provided by Western Asset when considering the approval of the Interim and Proposed Agreements. The Trustees also noted that the Fund will not pay management fees directly to any of the Western Asset Affiliates because Western Asset will be responsible for paying such fees.

In connection with the Board’s consideration of the Interim Agreements and the Proposed Agreements, the Trustees considered, among other information, the following factors, in addition to other factors noted in this Proxy Statement:

•	the aggregate advisory fee rate payable by the Fund will be reduced significantly under the Interim Advisory Agreement and Proposed Advisory Agreement;

•	Western Asset’s statement to the Board that the manner in which the Fund’s assets are managed, Western Asset’s portfolio management team for the Fund, and the Fund’s investment strategies will not change as a result of restructuring the management arrangements for the Fund;

•	the terms of the Interim Advisory Agreement and Proposed Advisory Agreement and the terms of the Current Advisory Agreement are substantially similar, except that the Fund will pay a lower investment advisory fee rate under the Interim Advisory Agreement and Proposed Advisory Agreement and Western Asset will not provide shareholder servicing functions under the Interim Advisory Agreement and Proposed Advisory Agreement;

•	the assurance from Western Asset and LMPFA that there will not be any diminution in the nature, quality and extent of services provided to the Fund;

•	that LMPFA will provide the Fund with certain services previously provided by Security Investors and LMPFA’s experience and capabilities in provision of such services to closed-end funds;

•	the performance of the Fund compared to the performance of a group of closed-end bond funds and the Bloomberg Barclays U.S. Government Inflation-Linked 1-10 Year Index;

•	information concerning management fees paid to investment managers of similarly managed funds as well as fees paid by other clients of Western Asset;

•	Western Asset’s current financial condition;

•	the reputation, capabilities, experience, organizational structure and financial resources of Western Asset and LMPFA; and

•	the potential benefits of streamlining the Fund’s advisory arrangements by obtaining services exclusively from parties that are affiliated with one another (Western Asset and the Western Asset Affiliates), after eliminating the role of Security Investors, which is not affiliated with Western Asset, and uncertainty over whether the parties would continue in their current roles over the long-term given the evolution of the Fund, and its service providers and their businesses since the Fund’s launch over 14 years ago.

Nature, Extent and Quality of Services Provided by Western Asset and the Western Asset Affiliates. The Board noted that portfolio management services to the Fund would remain unchanged. The Fund would continue to be managed by S. Kenneth Leech, Michael C. Buchanan, Frederick Marki and Chia-Liang Lian. The Board also considered Western Asset’s representations to the Board that the impact of the Interim Agreements and the Proposed Agreements on the day-to-day operations of the Fund would be neutral or positive. Based on this review, the Board concluded that the range and quality of services provided to the Fund were expected to continue under the Interim Agreements and the Proposed Agreements at the same or improved levels.

Advisory and Sub-Advisory Fees. The Board also considered the fact that the aggregate annual advisory, administration and servicing fee rates for the Fund are expected to decrease by 0.24% of the Fund’s Average Weekly Assets under the Fund’s Interim Advisory Agreement and Proposed Advisory Agreement and the Fund’s Amended and Restated Administrative Services Agreement with LMPFA as compared to the Fund’s Current Advisory Agreement and Current Administrative Services Agreement. Although the fees received by Western Asset and the Western Asset Affiliates under the Interim and Proposed Sub-Advisory Agreements would be higher than those received under the current arrangements, the Fund’s overall investment advisory fee rate, alone and when aggregated with administrative fees, would decrease. The Board also considered that, under the Interim and Proposed Advisory Agreements, Western Asset will provide the Fund with a continuous investment program (subject to its ability to delegate its duties under the Proposed Advisory Agreement) with respect to all of its assets and will provide advice and recommendations with respect to other aspects of the business and affairs of the Fund rather than acting as a sub-adviser for the Fund subject to oversight by a primary investment adviser. The Board concluded that these factors supported approval of the Interim Agreements and Proposed Agreements.

Portfolio Management Continuity; Performance. With respect to the performance of the Fund, the Board considered that, where Security Investors has delegated responsibility for the management of the Fund’s portfolio to Western Asset and the Western Asset Affiliates, Western Asset and the Western Asset Affiliates would continue to manage the portfolios, subject to shareholder approval of the respective Proposed Advisory and Sub-Advisory Agreements. The Board also considered that the portfolio management personnel currently responsible for the management of the portfolio would not change as a result of the proposal. Thus, the Fund would receive a significant reduction in costs while maintaining the same portfolio management team. The Board concluded that these factors supported approval of the Interim Agreements and Proposed Agreements.

Profitability. The Board noted that Western Asset’s future profitability from its relationship with the Fund would be given further consideration on an annual basis going forward.

Economies of Scale. The Board considered any potential economies of scale that may result from proposed changes to the Fund’s management arrangements and noted that this would be given further consideration on an annual basis going forward.

Other Benefits. The Board also considered other benefits to Western Asset and its affiliates expected to be derived from their relationships with the Fund as a result of the proposed changes to the Fund’s management arrangements, including the “fallout benefits,” such as reputational value derived from serving as investment adviser or sub-adviser to the Fund, and the affiliation between Western Asset and LMPFA.

The Board considered that, as part of the proposal, LMPFA’s administrative services fee rate would increase from an annual rate of 0.04% of the Fund’s Average Weekly Assets, to an annual rate of 0.05% of the Fund’s Average Weekly Assets, but with the elimination of the current minimum annual fee of $225,000 and with LMPFA having the responsibility of providing additional services to the Fund in addition to the existing services it provided. Therefore, the Board concluded that the advisory and sub-advisory fees are reasonable, taking into consideration other benefits. The Board also concluded that the increase in the administrative services fee rate and the elimination of the current minimum annual fee were in the best interests of the Fund and its shareholders.

Board Recommendation

The Board of Trustees, consisting solely of Independent Trustees, unanimously recommends that you vote “FOR” approval of the Proposed Advisory Agreement and each Proposed Sub-Advisory Agreement.

SHAREHOLDER APPROVAL

To be approved, the Proposed Agreements must be approved by the “vote of a majority of the outstanding voting securities of the Fund.” The “vote of the majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote thereon present in person or by proxy at the Annual Meeting if holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. The holders of the Shares will have equal voting rights (i.e., one vote per share).

Abstentions and “broker non-votes” (i.e., proxies signed and returned by brokers with respect to Shares held by brokers or nominees as to which one or more votes is not indicated because (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as Shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will have the same effect as a vote against Proposal 2(a)-(d).

ADDITIONAL INFORMATION ABOUT WESTERN ASSET AND THE WESTERN ASSET AFFILIATES

Information about Directors and Principal Executive Officers

Information about the directors and principal executive officers of Western Asset is set forth below. The address of each of them is c/o 385 East Colorado Boulevard, Pasadena, California 91101.

Name of Directors and Principal Executive Officers	Principal Occupation(s)
James W. Hirschmann	Director, President and Chief Executive Officer
Jennifer W. Murphy	Director and Chief Operating Officer
Thomas C. Merchant	Director
Peter H. Nachtwey	Director
John D. Kenney	Director
Bruce D. Alberts	Chief Financial Officer
Marzo Bernardi	Director of Client Service and Marketing
Daniel E. Giddings	Assistant Secretary
Dennis J. McNamara	Director of Portfolio Operations
Charles A. Ruys de Perez	Secretary and General Counsel

Information about the directors and principal executive officers of Western Asset Japan is set forth below. The address of each of them is c/o 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan.

Name of Directors and Principal Executive Officers	Principal Occupation(s)
Naoya Orime	Director
Charles A. Ruys de Perez	Director
Takashi Komatsu	Director
Laura A. Boydston	Director

Information about the directors and principal executive officers of Western Asset London is set forth below. The address of each of them is c/o 10 Exchange Square, Primrose Street, London EC2A 2EN.

Name of Directors and Principal Executive Officers	Principal Occupation(s)
Michael B. Zelouf	Director
Charles A. Ruys de Perez	Director
Thomas C. Merchant	Director

Information about the directors and principal executive officers of Western Asset Singapore is set forth below. The address of each of them is c/o 1 George Street #23-01, Singapore 049145.

Name of Directors and Principal Executive Officers	Principal Occupation(s)
Henry P. Hamrock	Director
Charles A. Ruys de Perez	Director
Alvin Lee	Director
Laura A. Boydston	Director

Information Regarding Similar Funds

The following table contains certain information about the fund for which Western Asset and the Western Asset Affiliates provide investment advisory services that may have a similar investment objective and principal investment strategy as the Fund.

Fund	Net Assets as of December 31, 2017	Advisory Fee	Has Compensation been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
Western Asset Inflation Indexed Plus Bond Fund(1)	$442,669,795	0.20%	Yes

(1)	Western Asset Inflation Indexed Plus Bond Fund is an open-end fund that does not use leverage.

Non-Advisory Fees paid to Western Asset’s Affiliates

During the Fund’s last fiscal year, the Fund also paid a total of $432,625 to LMPFA, an affiliate of Western Asset, for administrative services under the Current Administrative Services Agreement.

SHAREHOLDER PROPOSALS FOR 2019 ANNUAL MEETING

It is currently anticipated that the Fund’s next annual meeting of shareholders will be held within 30 days of the anniversary of the Annual Meeting. Proposals that shareholders wish to present to the 2019 annual meeting of shareholders and to have included in the Fund’s proxy materials relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be delivered to the Secretary of the Fund not less than 120 days prior to April 6, 2019 (i.e., on or before December 7, 2018).

Shareholders who wish to propose one or more nominees for election as Trustees, or to make another proposal, at the 2019 annual meeting of shareholders must provide written notice to the Fund (including all required information) so that such notice is received in good order by the Fund not less than 45 days, nor more than 60 days, prior to April 6, 2019 (i.e., no earlier than February 5, 2019 and no later than February 20, 2019).

The proper submission of a shareholder proposal does not guarantee that it will be included in the Fund’s proxy materials or presented at a shareholder meeting. Shareholder proposals are subject to the requirements of applicable law and the Fund’s Declaration of Trust and Bylaws.

SHARE OWNERSHIP INFORMATION

As of March 1, 2018, all Trustees, the nominee for Trustee and officers of the Fund as a group beneficially owned less than 1% of the outstanding Shares of the Fund. As of March 27, 2018, Cede & Co., as nominee for participants in The Depository Trust Company, held of record 61,181,804 Shares (representing approximately 99.99% of the outstanding Shares). Cede & Co.’s address is 55 Water Street, 25th Floor, New York, New York 10041-0001. As of March 27, 2018, the persons shown in the table below owned, to the knowledge of the Fund, beneficially more than five percent of the outstanding Shares.

Shareholder Name and Address	Share Holdings	Percentage Owned
Cascade Investment, L.L.C.(1)(2) 2365 Carillon Point, Kirkland, WA 98033	13,522,751	22.10%

Wells Fargo & Company(3) Wells Capital Management Incorporated 420 Montgomery Street San Francisco, CA 94104	7,161,828	11.71%

(1)	Based on information obtained from a Form 4 filed with the Securities and Exchange Commission on April 8, 2015.

(2)	Mr. Larson is the Business Manager of Cascade Investment, L.L.C. (“Cascade”), but disclaims any beneficial ownership of the Shares beneficially owned by Cascade. All Shares beneficially owned by Cascade may be deemed to be beneficially owned by William H. Gates III, as the sole member of Cascade.

(3)	Based on information obtained from a Schedule 13G/A filed with the Securities and Exchange Commission on January 29, 2018.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require the Fund’s officers and Trustees, the Investment Adviser, the Investment Managers, certain affiliates of the Investment Adviser and Investment Managers, and persons who beneficially own more than ten percent of a registered class of the Fund’s equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during the fiscal year ended November 30, 2017, all such filing requirements were met with respect to the Fund.

ANNUAL REPORT TO SHAREHOLDERS

The Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2017, contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Shareholders. Requests for copies of the Annual Report to Shareholders should be directed to Western Asset/Claymore Inflation-Linked Opportunities & Income Fund at 620 Eighth Avenue, New York, NY 10018, or you may call 1-800-822-5544.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending November 30, 2018, and the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, has unanimously ratified such selection. PricewaterhouseCoopers LLP’s service is subject to termination by the vote of a majority of the outstanding Shares of the Fund. Representatives of PricewaterhouseCoopers LLP are not currently expected to attend the Annual Meeting.

The following table presents fees billed in each of the Fund’s last two fiscal years/periods for services rendered to the Fund by PricewaterhouseCoopers LLP:

Fiscal year/period ended(1)	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
November 30, 2016	$34,884	$0	$4,900	$1,326
November 30, 2017	$45,076	$0	$6,623	$0

(1)	Effective November 30, 2016, the Fund’s Board of Trustees changed the Fund’s fiscal year end from December 31 to November 30.

“Audit Fees” represents fees billed for each of the last two fiscal years/periods for professional services rendered for the audit of the Fund’s financial statements for those fiscal years/periods and services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for that fiscal year/period.

“Audit Related Fees” represents fees billed for each of the last two fiscal years/periods for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years/periods for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund for the last two fiscal years/periods.

For the Fund’s fiscal period ended November 30, 2016 and fiscal year ended November 30, 2017, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $203,382 and $271,895, respectively, to the Fund, the LMPFA and any entity controlling, controlled by or under common control with the LMPFA that provides ongoing services to the Fund.

Pre-Approval Policies of the Audit Committee. As noted above, the Audit Committee is governed by the Audit Committee Charter, which includes pre-approval policies and procedures. Specifically, the Audit Committee Charter provides:

To carry out its purposes and responsibilities, the Audit Committee shall have the duty and power to:

...

(h) pre-approve, to the extent contemplated by applicable regulations, audit and non-audit services rendered to the Fund by the auditors and non-audit services rendered to the Managers and certain of their affiliates by the auditors, and review the fees charged by the auditors for such services; provided, however, that the Audit Committee may implement policies and procedures pursuant to which services are pre-approved other than by the full Audit Committee, subject to the requirement that the full Audit Committee be notified at its next meeting of each such service. The Audit Committee has delegated to its Chairperson the authority, on behalf of the Audit Committee, to pre-approve audit and non-audit services rendered to the Fund and non-audit services rendered to the Managers and their affiliates by the auditors, in each case where the engagement has estimated fees of $50,000 or less; provided that any such pre-approval is reported to the Audit Committee not later than its next meeting.

Since the Fund’s inception in February 2004, all audit and non-audit services performed by PricewaterhouseCoopers LLP for the Fund, and all non-audit services performed by PricewaterhouseCoopers LLP for the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund (a “Service Affiliate”), to the extent that such services related directly to the operations and financial reporting of the Fund, have been pre-approved by the Audit Committee. No “Audit-Related Fees,” “Tax Fees” and “Other Fees” set forth in the table above were waived pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

No amounts were billed to the Investment Adviser or any Service Affiliates by PricewaterhouseCoopers LLP for non-audit services that required pre-approval by the Fund’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during either of the Fund’s last two fiscal years/periods. PricewaterhouseCoopers LLP did not bill any “Tax Fees” or “All Other Fees” that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund’s fiscal period ended November 30, 2016 and fiscal year ended November 30, 2017.

The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP to the Investment Adviser and any Service Affiliate that were not required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

ADJOURNMENT

In the absence of a quorum at the Annual Meeting, or (even if a quorum is present) if sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournment(s) with respect to a proposal will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal in question. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal.

OTHER BUSINESS

The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

By Order of the Board of Trustees

Robert Frenkel, Secretary

April 6, 2018

Appendix A

Form of Proposed Advisory Agreement

This INVESTMENT MANAGEMENT AGREEMENT, made this [ ] day of [ ], 2018, by and between Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, a Massachusetts business trust (the “Trust”), and Western Asset Management Company, a California corporation (the “Manager”).

WHEREAS, the Trust is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust wishes to retain the Manager to provide certain investment advisory, management and administrative services; and

WHEREAS, the Manager is willing to furnish such services on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. The Trust hereby appoints Western Asset Management Company as Manager of the Trust for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Trust shall at all times keep the Manager fully informed with regard to the securities and other property owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.

3. (a) Subject to the supervision of the Trust’s Board of Trustees (the “Trustees”), the Manager shall regularly provide the Trust with investment research, advice, management and supervision and shall furnish a continuous investment program for the Trust consistent with the Trust’s investment objectives, policies and restrictions. The Manager shall determine from time to time what securities or other property will be purchased, retained or sold by the Trust, and shall implement those decisions, all subject to the provisions of the Trust’s Agreement and Declaration of Trust and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Trust, as each of the foregoing may be amended from time to time. The Manager will place orders pursuant to its investment determinations for the Trust either directly with the issuer or with any broker, dealer or futures commission merchant (collectively, a “broker”). In the selection of brokers and the placing of orders for the purchase and sale of portfolio investments for the Trust, the Manager shall seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Trust the most favorable price and execution available, the Manager, bearing in mind the Trust’s best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust to pay, on behalf of the Trust, a broker that provides brokerage and research services to the Manager or any affiliated person of the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Trust and to other clients of the Manager and any affiliated person of the Manager as to which the Manager or any affiliated person of the Manager exercises investment discretion. The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Trust, and shall perform such other functions of management and supervision, as may be directed by the Trustees.

(b) The Trust hereby agrees with the Manager and with any investment adviser appointed pursuant to Paragraph 4 below (an “Investment Adviser”) that any entity or person associated with the Manager or Investment Adviser (or with any affiliated person of the Manager or Investment Adviser) that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) or otherwise.

4. The Manager may enter into a contract (“Portfolio Management Agreement”) with one or more investment advisers in which the Manager delegates to such investment adviser or investment advisers any or all of its duties specified in Paragraph 3 hereunder. Such Portfolio Management Agreement must meet all requirements of the 1940 Act and the rules and regulations thereunder.

5. (a) The Manager, at its expense, shall supply the Board of Trustees and officers of the Trust with statistical information and reports reasonably requested by them and reasonably available to the Manager. The Manager shall oversee the maintenance of all books and records with respect to the Trust’s portfolio transactions and the keeping of the Trust’s books of account in accordance with all applicable federal and state laws and regulations and shall perform such other administrative, bookkeeping or clerical duties as may be agreed upon by the parties. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records which it maintains for the Trust are the property of the Trust, and further agrees to surrender promptly to the Trust or its agents any of such records upon the Trust’s request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The Manager shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected. The Manager may enter into a contract with one or more other parties in which the Manager delegates to such party or parties any or all of the duties specified in this Paragraph 5(a).

(b) Other than as herein specifically indicated, the Manager shall not be responsible for the expenses of the Trust. Specifically (but without limitation), the Manager will not be responsible for any of the following expenses of the Trust, which expenses shall be borne by the Trust: advisory fees; distribution fees; interest; taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; the cost (including brokerage commissions or charges, if any) of securities or other property purchased or sold by the Trust and any losses in connection therewith; fees of custodians, transfer agents, registrars, administrators or other agents; legal expenses; expenses of preparing share certificates; expenses relating to the redemption or repurchase of the Trust’s shares; expenses of registering and qualifying shares of the Trust for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to Trust shareholders; costs of stationery; costs of shareholders’ and other meetings of the Trust; Trustees’ fees; audit fees; travel expenses of officers, Trustees and employees of the Trust, if any; and the Trust’s pro rata portion of premiums on any fidelity bond and other insurance covering the Trust and/or its officers and Trustees.

6. No Trustee, officer or employee of the Trust shall receive from the Trust any salary or other compensation as such Trustee, officer or employee while he or she is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager. This Paragraph 6 shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

7. As compensation for the services performed and expenses assumed by the Manager, including the services of any consultants, investment advisers or other parties retained by the Manager, the Trust shall pay the Manager an annual fee, payable on a monthly basis, at the annual rate of 0.35% of the Trust’s average weekly assets. “Average Weekly Assets” means the average weekly value of the total assets of the Trust (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating Average Weekly Assets, neither the liquidation preference of any preferred shares of beneficial interest outstanding nor any liabilities associated with any instruments or transactions used by the Manager to leverage the Trust’s portfolio (whether or not such instruments or transactions are “covered” within the meaning of the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) is considered a liability. In addition, with respect to reverse repurchase or dollar roll transactions (“Repurchase Transactions”) entered into by the Trust, Average Weekly Assets includes (a) any proceeds from the sale of an asset (the “Underlying Asset”) of the Trust to a counterparty in a Repurchase Transaction and (b) the value of such Underlying Asset as of the relevant measuring date. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. For purposes of this Agreement and except as otherwise provided herein, the Average Weekly Assets of the Trust shall be calculated pursuant to procedures adopted by the Trustees of the Trust for calculating the value of the Trust’s assets or delegating such calculations to third parties, in the event that the expenses of the Trust exceed any expense limitation which the Manager may, by written notice to the Trust, voluntarily declare to be effective with respect to the Trust, subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall bear the Trust’s expenses to the extent required by such expense limitation.

8. In the absence of willful misfeasance/bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services hereunder.

9. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Trustee, officer, or employee of the Trust to engage in any other business or to devote his or her time and attention to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, or limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other trust, firm, individual or association.

10. As used in this Agreement, the terms “assignment,” “interested person,” “affiliated person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such, exemptions as may be granted, issued or adopted by the Securities and Exchange Commission or its staff by any rule, regulation, or order; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

11. This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Paragraph 12 below) until terminated as follows:

(a) Either party hereto may at any time terminate this Agreement by not more than sixty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

(b) If (i) the Trustees or the shareholders of the Trust by the vote of a majority of the outstanding voting securities of the Trust, and (ii) a majority of the Trustees who are not interested persons of the Trust or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Trust for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Manager may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Action by the Trust under paragraph (a) of this Paragraph 11 may be taken either (i) by vote of a majority of the Trustees, or (ii) by the vote of a majority of the outstanding voting securities of the Trust.

12. Except as otherwise provided herein, this Agreement shall terminate automatically in the event of its assignment by the Manager and shall not be assignable by the Trust without the consent of the Manager. Any termination of this Agreement pursuant to Paragraph 11 shall be without the payment of any penalty. This Agreement shall not be amended unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Trust (provided that such shareholder approval is required by the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff), and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust or of the Manager.

13. In the event this Agreement is terminated by either party or upon written notice from the Manager at any time, the Trust hereby agrees that it will eliminate from its corporate name any reference to the name of “Western.” The Trust shall have the non-exclusive use of the name “Western” in whole or in part only so long as this Agreement is effective or until such notice is given.

14. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

15. A copy of the Trust’s Agreement and Declaration of Trust, as amended, is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement has been executed on behalf of the Trust by an officer of the Trust as an officer and not individually and the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

Attest:	WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

By:	By:

Attest:	WESTERN ASSET MANAGEMENT COMPANY

By:	By:

Appendix B

Form of Proposed Sub-Advisory Agreements

This INVESTMENT MANAGEMENT AGREEMENT made this [    ] day of [                    ] 2018, by and between Western Asset Management Company (the “Advisor”), a California corporation, and Western Asset Management Company Limited (“Subadviser”), a corporation organized under English law, each of which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

WHEREAS, the Advisor is the adviser of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Trust”), a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisor wishes to retain Subadviser to provide certain investment advisory services in connection with the Advisor’s management of the Trust; and

WHEREAS, Subadviser is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. Appointment. The Advisor hereby appoints Subadviser as investment manager for the Trust with respect to those assets of the Trust as may be designated by the Advisor from time to time for the period and on the terms set forth in this Agreement. Subadviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. Delivery of Documents. The Advisor has furnished Subadviser with copies of each of the following:

(a) The Trust’s Agreement and Declaration of Trust and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the “Declaration”);

(b) The Trust’s By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the “By-Laws”);

(c) Resolutions of the Trust’s Board of Trustees (the “Trustees”) authorizing the appointment of the Advisor as the adviser and Subadviser as investment manager and approving the Investment Advisory Agreement between the Advisor and the Trust with respect to the Trust (the “Advisory Agreement”) and this Agreement;

(d) The Trust’s most recently filed amendment to its Registration Statement on Form N-2 under the Securities Act of 1933, as amended, and the 1940 Act, including all exhibits thereto, relating to common shares of beneficial interest of the Trust, no par value;

(e) The Trust’s most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called the “Prospectus”); and

(f) The Trust’s most recent statement of additional information (such statement of additional information, as presently in effect, and all amendments and supplements thereto are herein called the “Statement of Additional Information”).

The Advisor will furnish Subadviser from time to time with copies of all amendments of or supplements to the foregoing.

3. Investment Advisory Services. (a) Subject to the supervision of the Trustees and the Advisor, Subadviser shall as requested by the Advisor regularly provide the Trust with investment research, advice, management and supervision and shall furnish a continuous investment program for the Trust with respect to those assets of the Trust as may be designated by the Advisor from time to time consistent with the Trust’s investment objectives, policies, and restrictions as stated in the Trust’s current Prospectus and Statement of Additional Information. Subadviser shall as requested by the Advisor determine from time to time what securities or other property will be purchased, retained or sold by the Trust, and shall implement those decisions, all subject to the provisions of the Trust’s Declaration and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment objectives, policies, and restrictions of the Trust, as each of the foregoing may be amended from time to time. Subadviser will as requested by the Advisor place orders pursuant to its investment determinations for the Trust either directly with the issuer or with any broker, dealer or futures commission merchant (collectively, a “broker”). In the selection of brokers and the placing of orders for the purchase and sale of portfolio investments for the Trust, Subadviser shall seek to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Trust the most favorable price and execution available, Subadviser, bearing in mind the Trust’s best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into consideration market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine and communicate to Subadviser in writing, Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust to pay a broker that provides brokerage and research services to Subadviser or any affiliated person of Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or Subadviser’s overall responsibilities with respect to the Trust and to other clients of Subadviser and any affiliated person of Subadviser as to which Subadviser or any affiliated person of Subadviser exercises investment discretion. Subadviser shall also perform such other functions of management and supervision as may be requested by the Advisor and agreed to by Subadviser.

(b) Subadviser will as requested by the Advisor oversee the maintenance of all books and records with respect to the investment transactions of the Trust that it implements in accordance with all applicable federal and state laws and regulations, and will furnish the Trustees with such periodic and special reports as the Trustees or the Advisor reasonably may request.

(c) The Trust hereby agrees that any entity or person associated with Subadviser (or with any affiliated person of Subadviser) which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust which is permitted by Section 11 (a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) or otherwise.

4. Services Not Exclusive. Subadviser’s services hereunder are not deemed to be exclusive, and Subadviser shall be free to render similar services to others. It is understood that persons employed by Subadviser to assist in the performance of its duties hereunder might not devote their full time to such service. Nothing herein contained shall be deemed to limit or restrict the right of Subadviser or any affiliate of Subadviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Subadviser hereby agrees that all books and records which it maintains for the Trust are property of the Trust and further agrees to surrender promptly to the Trust or its agents any of such records upon the Trust’s request. Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

6. Expenses. During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other property (including brokerage commissions, if any) purchased for the Trust.

7. Compensation. For the services which Subadviser will render to the Advisor and the Trust under this Agreement, the Advisor shall pay Subadviser an annual fee, payable on a monthly basis, at the annual rate of 0.35% of the Trust’s average weekly assets that Subadviser manages. “Average Weekly Assets” means the average weekly value of the total assets of the Trust (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating Average Weekly Assets, neither the liquidation preference of any preferred shares of beneficial interest outstanding nor any liabilities associated with any instruments or transactions to leverage the Trust’s portfolio (whether or not such instruments or transactions are “covered” within the meaning of the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) is considered a liability. In addition, with respect to reverse repurchase or dollar roll transactions (“Repurchase Transactions”) entered into by the Trust, Average Weekly Assets includes (a) any proceeds from the sale of an asset (the “Underlying Asset”) of the Trust to a counterparty in a Repurchase Transaction and (b) the value of such Underlying Asset as of the relevant measuring date. Fees due to Subadviser hereunder shall be paid promptly to Subadviser by the Advisor following its receipt of fees from the Trust. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. For purposes of this Agreement and except as otherwise provided herein, the Average Weekly Assets of the Trust shall be calculated pursuant to procedures adopted by the Trustees of the Trust for calculating the value of the Trust’s assets or delegating such calculations to third parties.

8. Limitation of Liability. In the absence of willful misfeasance, bad faith or gross negligence on the part of Subadviser, or reckless disregard of its obligations and duties hereunder, Subadviser shall not be subject to any liability to the Advisor, the Trust or any shareholder of the Trust, for any act or omission in the course of, or connected with, Subadviser’s rendering of services hereunder.

9. Definitions. As used in this Agreement, the terms “assignment,” “interested person,” “affiliated person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted, issued or adopted by the Securities and Exchange Commission or its staff by any rule, regulation, or order; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

10. Term. This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 12) until terminated as follows:

(a) The Trust may at any time terminate this Agreement by 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Advisor and Subadviser, or

(b) If (i) the Trustees or the shareholders of the Trust by vote of a majority of the outstanding voting securities of the Trust, and (ii) a majority of the Trustees who are not interested persons of the Trust, the Advisor or Subadviser, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Trust for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, Subadviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder, or

(c) Subadviser may at any time terminate this Agreement by 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Advisor.

Action by the Trust under paragraph (a) of this Section 10 may be taken either (i) by vote of a majority of the Trustees, or (ii) by the vote of a majority of the outstanding voting securities of the Trust.

11. Further Actions. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

12. No Assignment; Amendments. This Agreement shall terminate automatically in the event of its assignment or in the event that the Advisory Agreement shall have terminated for any reason. Any termination of this Agreement pursuant to Section 10 shall be without the payment of any penalty. This Agreement shall not be amended unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Trust (provided that such shareholder approval is required by the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust, the Advisor or Subadviser.

13. Non-Exclusive Right. Subadviser hereby grants to the Trust the nonexclusive right and license to use the mark “Western Asset Management Company Limited” (the “Licensed Mark”) in the Trust’s name and in connection with the formation, issuance, marketing, promotion and operations of, or disclosure related to, the Trust. Subadviser agrees that it shall receive no compensation for any such use by the Trust. Subadviser hereby warrants and represents that it has filed applications and/or owns rights in the Licensed Mark sufficient to grant this license. No right, title, or interest in the Licensed Mark, except the right to use the Licensed Mark as provided in this Agreement, is or will be transferred to the Trust by this Agreement. Should this Agreement be terminated, the Trust agrees that it will take reasonably necessary steps to change its name to a name not including the word “Western Asset.”

14. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

15. Limitation of Liability. A copy of the Trust’s Agreement and Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement has been executed on behalf of the Trust by an officer of the Trust as an officer and not individually and the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first above written.

Attest:	WESTERN ASSET MANAGEMENT COMPANY

By:	By:

Attest:	WESTERN ASSET MANAGEMENT COMPANY LIMITED

By:	By:

The foregoing is accepted by:

Attest:	WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

By:	By:

This INVESTMENT MANAGEMENT AGREEMENT made this [    ] day of [                    ] 2018, by and between Western Asset Management Company (the “Advisor”), a California corporation, and Western Asset Management Company Ltd. (“Subadviser”), a corporation organized under the laws of Japan, each of which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

WHEREAS, the Advisor is the adviser of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Trust”), a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisor wishes to retain Subadviser to provide certain investment advisory services in connection with the Advisor’s management of the Trust; and

WHEREAS, Subadviser is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. Appointment. The Advisor hereby appoints Subadviser as investment manager for the Trust with respect to those assets of the Trust as may be designated by the Advisor from time to time for the period and on the terms set forth in this Agreement. Subadviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. Delivery of Documents. The Advisor has furnished Subadviser with copies of each of the following:

(a) The Trust’s Agreement and Declaration of Trust and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the “Declaration”);

(b) The Trust’s By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the “By-Laws”);

(c) Resolutions of the Trust’s Board of Trustees (the “Trustees”) authorizing the appointment of the Advisor as the adviser and Subadviser as investment manager and approving the Investment Advisory Agreement between the Advisor and the Trust with respect to the Trust (the “Advisory Agreement”) and this Agreement;

(d) The Trust’s most recently filed amendment to its Registration Statement on Form N-2 under the Securities Act of 1933, as amended, and the 1940 Act, including all exhibits thereto, relating to common shares of beneficial interest of the Trust, no par value;

(e) The Trust’s most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called the “Prospectus”); and

(f) The Trust’s most recent statement of additional information (such statement of additional information, as presently in effect, and all amendments and supplements thereto are herein called the “Statement of Additional Information”).

The Advisor will furnish Subadviser from time to time with copies of all amendments of or supplements to the foregoing.

3. Investment Advisory Services. (a) Subject to the supervision of the Trustees and the Advisor, Subadviser shall as requested by the Advisor regularly provide the Trust with investment research, advice, management and supervision and shall furnish a continuous investment program for the Trust with respect to those assets of the Trust as may be designated by the Advisor from time to time consistent with the Trust’s investment objectives, policies, and restrictions as stated in the Trust’s current Prospectus and Statement of Additional Information. Subadviser shall as requested by the Advisor determine from time to time what securities or other property will be purchased, retained or sold by the Trust, and shall implement those decisions, all subject to the provisions of the Trust’s Declaration and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment objectives, policies, and restrictions of the Trust, as each of the foregoing may be amended from time to time. Subadviser will as requested by the Advisor place orders pursuant to its investment determinations for the Trust either directly with the issuer or with any broker, dealer or futures commission merchant (collectively, a “broker”). In the selection of brokers and the placing of orders for the purchase and sale of portfolio investments for the Trust, Subadviser shall seek to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Trust the most favorable price and execution available, Subadviser, bearing in mind the Trust’s best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into consideration market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine and communicate to Subadviser in writing, Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust to pay a broker that provides brokerage and research services to Subadviser or any affiliated person of Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or Subadviser’s overall responsibilities with respect to the Trust and to other clients of Subadviser and any affiliated person of Subadviser as to which Subadviser or any affiliated person of Subadviser exercises investment discretion. Subadviser shall also perform such other functions of management and supervision as may be requested by the Advisor and agreed to by Subadviser.

(b) Subadviser will as requested by the Advisor oversee the maintenance of all books and records with respect to the investment transactions of the Trust that it implements in accordance with all applicable federal and state laws and regulations, and will furnish the Trustees with such periodic and special reports as the Trustees or the Advisor reasonably may request.

(c) The Trust hereby agrees that any entity or person associated with Subadviser (or with any affiliated person of Subadviser) which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust which is permitted by Section 11 (a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) or otherwise.

4. Services Not Exclusive. Subadviser’s services hereunder are not deemed to be exclusive, and Subadviser shall be free to render similar services to others. It is understood that persons employed by Subadviser to assist in the performance of its duties hereunder might not devote their full time to such service. Nothing herein contained shall be deemed to limit or restrict the right of Subadviser or any affiliate of Subadviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Subadviser hereby agrees that all books and records which it maintains for the Trust are property of the Trust and further agrees to surrender promptly to the Trust or its agents any of such records upon the Trust’s request. Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

6. Expenses. During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other property (including brokerage commissions, if any) purchased for the Trust.

7. Compensation. For the services which Subadviser will render to the Advisor and the Trust under this Agreement, the Advisor shall pay Subadviser an annual fee, payable on a monthly basis, at the annual rate of 0.35% of the Trust’s average weekly assets that Subadviser manages. “Average Weekly Assets” means the average weekly value of the total assets of the Trust (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating Average Weekly Assets, neither the liquidation preference of any preferred shares of beneficial interest outstanding nor any liabilities associated with any instruments or transactions to leverage the Trust’s portfolio (whether or not such instruments or transactions are “covered” within the meaning of the 1940 Act and the rules and regulations thereunder,, giving effect to any interpretations of the Securities and Exchange Commission and its staff) is considered a liability. In addition, with respect to reverse repurchase or dollar roll transactions (“Repurchase Transactions”) entered into by the Trust, Average Weekly Assets includes (a) any proceeds from the sale of an asset (the “Underlying Asset”) of the Trust to a counterparty in a Repurchase Transaction and (b) the value of such Underlying Asset as of the relevant measuring date. Fees due to Subadviser hereunder shall be paid promptly to Subadviser by the Advisor following its receipt of fees from the Trust. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. For purposes of this Agreement and except as otherwise provided herein, the Average Weekly Assets of the Trust shall be calculated pursuant to procedures adopted by the Trustees of the Trust for calculating the value of the Trust’s assets or delegating such calculations to third parties.

8. Limitation of Liability. In the absence of willful misfeasance, bad faith or gross negligence on the part of Subadviser, or reckless disregard of its obligations and duties hereunder, Subadviser shall not be subject to any liability to the Advisor, the Trust or any shareholder of the Trust, for any act or omission in the course of, or connected with, Subadviser’s faithful management of the Trust or the rendering of services hereunder. Subadviser shall not offer any special benefit to the Advisor in connection with performance of this Agreement, and the Advisor shall not request any special benefit from Subadviser.

9. Definitions. As used in this Agreement, the terms “assignment,” “interested person,” “affiliated person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted, issued or adopted by the Securities and Exchange Commission or its staff by any rule, regulation, or order; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

10. Term. This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 12) until terminated as follows:

(a) The Trust may at any time terminate this Agreement by 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Advisor and Subadviser, or

(b) If (i) the Trustees or the shareholders of the Trust by vote of a majority of the outstanding voting securities of the Trust, and (ii) a majority of the Trustees who are not interested persons of the Trust, the Advisor or Subadviser, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Trust for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, Subadviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder, or

(c) Subadviser may at any time terminate this Agreement by 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Advisor.

Action by the Trust under paragraph (a) of this Section 10 may be taken either (i) by vote of a majority of the Trustees, or (ii) by the vote of a majority of the outstanding voting securities of the Trust.

11. Further Actions. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

12. No Assignment; Amendments. This Agreement shall terminate automatically in the event of its assignment or in the event that the Advisory Agreement shall have terminated for any reason. Any termination of this Agreement pursuant to Section 10 shall be without the payment of any penalty. This Agreement shall not be amended unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Trust (provided that such shareholder approval is required by the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust, the Advisor or Subadviser.

13. Non-Exclusive Right. Subadviser hereby grants to the Trust the nonexclusive right and license to use the mark “Western Asset Management Company Ltd.” (the “Licensed Mark”) in the Trust’s name and in connection with the formation, issuance, marketing, promotion and operations of, or disclosure related to, the Trust. Subadviser agrees that it shall receive no compensation for any such use by the Trust. Subadviser hereby warrants and represents that it has filed applications and/or owns rights in the Licensed Mark sufficient to grant this license. No right, title, or interest in the Licensed Mark, except the right to use the Licensed Mark as provided in this Agreement, is or will be transferred to the Trust by this Agreement. Should this Agreement be terminated, the Trust agrees that it will take reasonably necessary steps to change its name to a name not including the word “Western Asset.”

14. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

15. Limitation of Liability. A copy of the Trust’s Agreement and Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement has been executed on behalf of the Trust by an officer of the Trust as an officer and not individually and the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Trust.

16. Japanese Law. Subadviser is regulated by the Japanese Securities and Exchange Surveillance Commission, a commission established by the Japanese Financial Services Agency, and is subject to applicable local laws and regulation.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first above written.

Attest:	WESTERN ASSET MANAGEMENT COMPANY

By:	By:

Attest:	WESTERN ASSET MANAGEMENT COMPANY LTD.

By:	By:

The foregoing is accepted by:

Attest:	WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

By:	By:

This INVESTMENT MANAGEMENT AGREEMENT made this [    ] day of [                    ] 2018, by and between Western Asset Management Company (the “Advisor”), a California corporation, and Western Asset Management Company Pte. Ltd. (“Subadviser”), a corporation organized under the laws of Singapore, each of which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

WHEREAS, the Advisor is the adviser of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Trust”), a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisor wishes to retain Subadviser to provide certain investment advisory services in connection with the Advisor’s management of the Trust; and

WHEREAS, Subadviser is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. Appointment. The Advisor hereby appoints Subadviser as investment manager for the Trust with respect to those assets of the Trust as may be designated by the Advisor from time to time for the period and on the terms set forth in this Agreement. Subadviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. Delivery of Documents. The Advisor has furnished Subadviser with copies of each of the following:

(a) The Trust’s Agreement and Declaration of Trust and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the “Declaration”);

(b) The Trust’s By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the “By-Laws”);

(c) Resolutions of the Trust’s Board of Trustees (the “Trustees”) authorizing the appointment of the Advisor as the adviser and Subadviser as investment manager and approving the Investment Advisory Agreement between the Advisor and the Trust with respect to the Trust (the “Advisory Agreement”) and this Agreement;

(d) The Trust’s most recently filed amendment to its Registration Statement on Form N-2 under the Securities Act of 1933, as amended, and the 1940 Act, including all exhibits thereto, relating to common shares of beneficial interest of the Trust, no par value;

(e) The Trust’s most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called the “Prospectus”); and

(f) The Trust’s most recent statement of additional information (such statement of additional information, as presently in effect, and all amendments and supplements thereto are herein called the “Statement of Additional Information”).

The Advisor will furnish Subadviser from time to time with copies of all amendments of or supplements to the foregoing.

3. Investment Advisory Services. (a) Subject to the supervision of the Trustees and the Advisor, Subadviser shall as requested by the Advisor regularly provide the Trust with investment research, advice, management and supervision and shall furnish a continuous investment program for the Trust with respect to those assets of the Trust as may be designated by the Advisor from time to time consistent with the Trust’s investment objectives, policies, and restrictions as stated in the Trust’s current Prospectus and Statement of Additional Information. Subadviser shall as requested by the Advisor determine from time to time what securities or other property will be purchased, retained or sold by the Trust, and shall implement those decisions, all subject to the provisions of the Trust’s Declaration and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment objectives, policies, and restrictions of the Trust, as each of the foregoing may be amended from time to time. Subadviser will as requested by the Advisor place orders pursuant to its investment determinations for the Trust either directly with the issuer or with any broker, dealer or futures commission merchant (collectively, a “broker”). In the selection of brokers and the placing of orders for the purchase and sale of portfolio investments for the Trust, Subadviser shall seek to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Trust the most favorable price and execution available, Subadviser, bearing in mind the Trust’s best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into consideration market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine and communicate to Subadviser in writing, Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust to pay a broker that provides brokerage and research services to Subadviser or any affiliated person of Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or Subadviser’s overall responsibilities with respect to the Trust and to other clients of Subadviser and any affiliated person of Subadviser as to which Subadviser or any affiliated person of Subadviser exercises investment discretion. Subadviser shall also perform such other functions of management and supervision as may be requested by the Advisor and agreed to by Subadviser.

(b) Subadviser will as requested by the Advisor oversee the maintenance of all books and records with respect to the investment transactions of the Trust that it implements in accordance with all applicable federal and state laws and regulations, and will furnish the Trustees with such periodic and special reports as the Trustees or the Advisor reasonably may request.

(c) The Trust hereby agrees that any entity or person associated with Subadviser (or with any affiliated person of Subadviser) which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) or otherwise.

4. Services Not Exclusive. Subadviser’s services hereunder are not deemed to be exclusive, and Subadviser shall be free to render similar services to others. It is understood that persons employed by Subadviser to assist in the performance of its duties hereunder might not devote their full time to such service. Nothing herein contained shall be deemed to limit or restrict the right of Subadviser or any affiliate of Subadviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Subadviser hereby agrees that all books and records which it maintains for the Trust are property of the Trust and further agrees to surrender promptly to the Trust or its agents any of such records upon the Trust’s request. Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

6. Expenses. During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other property (including brokerage commissions, if any) purchased for the Trust.

7. Compensation. For the services which Subadviser will render to the Advisor and the Trust under this Agreement, the Advisor shall pay Subadviser an annual fee, payable on a monthly basis, at the annual rate of 0.35% of the Trust’s average weekly assets that Subadviser manages. “Average Weekly Assets” means the average weekly value of the total assets of the Trust (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating Average Weekly Assets, neither the liquidation preference of any preferred shares of beneficial interest outstanding nor any liabilities associated with any instruments or transactions to leverage the Trust’s portfolio (whether or not such instruments or transactions are “covered” within the meaning of the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) is considered a liability. In addition, with respect to reverse repurchase or dollar roll transactions (“Repurchase Transactions”) entered into by the Trust, Average Weekly Assets includes (a) any proceeds from the sale of an asset (the “Underlying Asset”) of the Trust to a counterparty in a Repurchase Transaction and (b) the value of such Underlying Asset as of the relevant measuring date. Fees due to Subadviser hereunder shall be paid promptly to Subadviser by the Advisor following its receipt of fees from the Trust. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. For purposes of this Agreement and except as otherwise provided herein, the Average Weekly Assets of the Trust shall be calculated pursuant to procedures adopted by the Trustees of the Trust for calculating the value of the Trust’s assets or delegating such calculations to third parties.

8. Limitation of Liability. In the absence of willful misfeasance, bad faith or gross negligence on the part of Subadviser, or reckless disregard of its obligations and duties hereunder, Subadviser shall not be subject to any liability to the Advisor, the Trust or any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services hereunder.

9. Definitions. As used in this Agreement, the terms “assignment,” “interested person,” “affiliated person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted, issued or adopted by the Securities and Exchange Commission or its staff by any rule, regulation, or order; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

10. Term. This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 12) until terminated as follows:

(a) The Trust may at any time terminate this Agreement by 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Advisor and Subadviser, or

(b) If (i) the Trustees or the shareholders of the Trust by vote of a majority of the outstanding voting securities of the Trust, and (ii) a majority of the Trustees who are not interested persons of the Trust, the Advisor or Subadviser, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Trust for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, Subadviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder, or

(c) Subadviser may at any time terminate this Agreement by 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Advisor.

Action by the Trust under paragraph (a) of this Section 10 may be taken either (i) by vote of a majority of the Trustees, or (ii) by the vote of a majority of the outstanding voting securities of the Trust.

11. Further Actions. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

12. No Assignment; Amendments. This Agreement shall terminate automatically in the event of its assignment or in the event that the Advisory Agreement shall have terminated for any reason. Any termination of this Agreement pursuant to Section 10 shall be without the payment of any penalty. This Agreement shall not be amended unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Trust (provided that such shareholder approval is required by the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust, the Advisor or Subadviser.

13. Non-Exclusive Right. Subadviser hereby grants to the Trust the nonexclusive right and license to use the mark “Western Asset Management Company Pte. Ltd.” (the “Licensed Mark”) in the Trust’s name and in connection with the formation, issuance, marketing, promotion and operations of, or disclosure related to, the Trust. Subadviser agrees that it shall receive no compensation for any such use by the Trust. Subadviser hereby warrants and represents that it has filed applications and/or owns rights in the Licensed Mark sufficient to grant this license. No right, title, or interest in the Licensed Mark, except the right to use the Licensed Mark as provided in this Agreement, is or will be transferred to the Trust by this Agreement. Should this Agreement be terminated, the Trust agrees that it will take reasonably necessary steps to change its name to a name not including the word “Western Asset.”

14. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

15. Limitation of Liability. A copy of the Trust’s Agreement and Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement has been executed on behalf of the Trust by an officer of the Trust as an officer and not individually and the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first above written.

Attest:	WESTERN ASSET MANAGEMENT COMPANY

By:	By:

Attest:	WESTERN ASSET MANAGEMENT COMPANY PTE. LTD.

By:	By:

The foregoing is accepted by:

Attest:	WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

By:	By:

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E44859-P08497	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

	1. Election of the following Trustee:	For		Withhold
	1a. Ronald A. Nyberg	☐		☐

2.	To approve the following new investment advisory agreements with respect to the Fund:	For	Against	Abstain		For	Against	Abstain
	2a. a new investment advisory agreement between the Fund and Western Asset Management Company (“Western Asset”)	☐	☐	☐	2c. a new sub-advisory agreement between Western Asset and Western Asset Management Company Ltd with respect to the Fund	☐	☐	☐
	2b. a new sub-advisory agreement between Western Asset and Western Asset Management Company Limited with respect to the Fund	☐	☐	☐	2d. a new sub-advisory agreement between Western Asset and Western Asset Management Company Pte. Ltd. with respect to the Fund	☐	☐	☐
Transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Trustees recommends that you vote FOR the Proposals. Please vote by checking the appropriate boxes.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Note: Please sign exactly as your name(s) appear(s) on the records of the Fund and date. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The materials relating to this Annual Meeting are available at: www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

E44860-P08497

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

The undersigned shareholder of the Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Fund”), hereby appoints Robert I. Frenkel, George P. Hoyt, Michael Kocur and Barbara Allen or any of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting of Shareholders of the Western Asset/Claymore Inflation-Linked Opportunities & Income Fund to be held on May 30, 2018 at 10:00 a.m. Eastern Time, in the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018, and at any adjournments or postponements thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted “FOR” approval of the Proposals.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.